Exhibit 10.10

               LINTON INTERNATIONAL PLAZA STANDARD BUILDING LEASE

      THIS LEASE AGREEMENT (hereinafter the "LEASE") effective the 7 day of January 2000, by and between:

AUSTIN DELRAY REALTY, L.L.C.
39 Avenue C
P.O. Box 8
Bayonne, New Jersey 07002

(hereinafter called "LESSOR"),

                                      -and-

KENWICK INDUSTRIES, INC.
8781 Southwest 8th Street
Plantation, Florida 33324

(hereinafter called "LESSEE"),

                                   WITNESSETH:

1. LEASED PREMISES: Subject to and upon the terms, provisions, covenants and conditions hereinafter set forth, and in consideration of the duties, covenants and obligations of each party to the other party as hereinafter set forth, as well as other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, LESSEE does hereby lease, demise and let from LESSOR and LESSOR does hereby lease, demise and let to LESSEE those certain premises (hereinafter the "LEASED PREMISES") in that certain building located at Suite #202), 660 Linton Boulevard, Delray Beach, Palm Beach County, Florida, containing approximately 760 square feet, which is a part of the Linton International Plaza and is more particularly described as follows:

                        Suite #202 (Refer to Exhibit "B")

2. TERM: The LEASE term ("LEASE TERM" OR "TERM") shall be for a period of THREE
(3) YEARS commencing on the 1st day of February, 2000 and ending on the 31st day of January, 2003.

3. BASE ANNUAL RENTAL: LESSEE agrees to pay LESSOR a Base Annual Rent ("BASE ANNUAL RENTAL") in the amount of $10,640.00, PLUS STATE SALES TAX. Said BASE ANNUAL RENT shall be due and payable in advance of the first day of each month in equal monthly installments of $886.67 plus state sales tax for a total of $939.87.

Each monthly installment of RENTAL shall be due and payable on the 1st day of each and every calendar month of the TERM of this LEASE, commencing February 1, 2000, without any demand, notice, offset or deduction whatsoever, in lawful money of the United States of America, at the office of LESSOR. LESSEE shall take possession of the premises on January 15, 2000, provided that all funds collected at lease execution clear; however, LESSEE's obligation to pay rent shall commence on February 1, 2000.

4. The LESSOR will not be responsible for any LESSEE IMPROVEMENTS to the leasehold space except the addition of a wall and door installation of new carpet and painting the unit; also ceiling and lighting including electrical outlets otherwise, the LESEEE accepts the RENTAL SPACE "AS IS", WHERE IS". These alterations will be made and completed prior to the lease commencement date of February 2000. Said alterations will commence any time after the execution of this Lease. LESSEE hereby understands and agrees that should LESSEE fail to take possession of the unit after LESSOR has made the above alterations to the unit, LESSOR will retain LESEE's first month's rent and one month's security totaling $1,879.74 as liquidated damages.

                                                                 /s/ [ILLEGIBLE]
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5. SECURITY DEPOSIT AND LAST MONTH'S RENT: LESSOR acknowledges and agrees that
LESSEE has deposited with LESSOR the sum of $2,819.61 (the "FIRST MONTH'S RENT, LAST MONTH'S RENT, ONE MONTH'S SECURITY DEPOSIT" plus applicable sales tax), the receipt of which, subject to clearance, is hereby acknowledged by LESSOR. The SECURITY DEPOSIT shall be retained by LESSOR as security for the payment by LESSEE for this and all other costs and expenses due and payable hereunder by LESSEE and for the faithful observance and performance by LESSEE of all of the terms, provisions, covenants and conditions of this LEASE. It is agreed that LESSOR, at LESSOR'S option, may at the time of any default by LESSEE under any of the terms, provisions, covenants or conditions of this LEASE apply the SECURITY DEPOSIT or any part thereof towards the payment of the RENTAL and/or any and all other costs and expenses payable by LESSEE under this LEASE; that same shall thereby be discharged only pro tanto; that LESSEE shall remain liable for any and all amounts that the SECURITY DEPOSIT shall be insufficient to pay; that LESSOR may exhaust any and all other rights and remedies LESSOR has against LESSEE before resorting to the SECURITY DEPOSIT, but that nothing herein contained shall require LESSOR to do same; that in the event the SECURITY DEPOSIT shall not be utilized by and for such purposes, then such SECURITY DEPOSIT (or any portion thereof remaining after payment of any of the foregoing) shall be returned by LESSOR to LESSEE within thirty (30) days next after the expiration of the TERM of this LEASE or the determination by LESSOR and the payment by LESSEE of any and all amounts due under this LEASE, if any, whichever last occurs. LESSOR shall not be required to pay LESSEE any interest on said SECURITY DEPOSIT or to hold the SECURITY DEPOSIT in a separate account unless required to do so by law.

6. REPAIRS, MAINTENANCE AND OPERATING COSTS: LESSEE shall all times during the TERM of this LEASE, and at LESSEE'S sole cost and expense, put, keep, replace and maintain in thorough repair and in good, safe and substantial order and condition, all nonstructural improvements of the LEASED PREMISES existing at the commencement of the TERM of the LEASE or thereafter erected, placed or otherwise situate in or upon the LEASED PREMISES, or any part thereof, and all personalty, furniture, equipment and fixtures located thereon or therein, whether or not necessitated by wear, tear or defects, latent or otherwise, and LESSEE shall use all reasonable precautions to prevent waste, damage or injury to the LEASES PREMISES, any property located thereon, or any person situated therein. Upon the termination of this LEASE, LESSEE agrees to restore and repair the LEASED PREMISES to its original condition, normal wear and tear excepted, at LESSEE'S cost and expense. During the term of this LEASE, LESSEE shall replace, at its own expense, any and all broken glass caused by LESSEE in and about said LEASED PREMISES or Linton International Plaza. Notwithstanding the foregoing, LESSEE shall not be responsible for any damage caused by any negligent or intentional act or omission of LESSOR, its agents, employees, guests or invitees. LESSOR shall be responsible for the maintenance and operation of Linton International Plaza, excluding those portions of the LEASED PREMISES to be maintained by LESSEE. For the purposes of this LEASE, such maintenance and operating costs ("OPERATING EXPENSES") shall mean and include all costs and expenses incurred by LESSOR in maintaining and operating Linton International Plaza and shall include but not be limited to maintenance and repair of the foundations, exterior walls, downspouts, gutters, roof, curbs, and roof penetrations, payment of all utilities and management fees, air conditioning maintenance, pest control, security expenses, wages and costs of engineers, superintendents, watchmen and other employees, grounds maintenance, building(s) maintenance and repair expense, supplies, fire line and fire sprinkler monitoring expenses, sanitation pick-up, real estate taxes and property insurance and, in general, all costs and expenses incurred by LESSOR in maintaining and operating Linton International Plaza.

7.UTILITIES AND OTHER SERVICE: Additionally, and notwithstanding the foregoing, LESSEE shall pay all charges and expenses for utilities and other services used upon and in connection with the LEASED PREMISES, telephone service and shall
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deemed an eviction or disturbance of LESSEE'S use and possession of the LEASED
PREMISES or any part thereof or render the LESSOR liable to the LESSEE for damages therefore or relieve the LESSEE from performance of the LESSEE'S obligations under this LEASE, including but not limited to LESSEE'S obligation to pay RENTAL, provided that LESSOR will make, at all times, reasonable efforts to promptly remedy any situation which might interrupt such services.

8. USE: The LESSEE shall use and occupy the LEASED PREMISES for the following use(s) and purpose(s) and for no other use or purpose whatsoever without the prior written consent of LESSOR which may be given or withheld at LESSOR'S sole discretion:

/s/ [ILLEGIBLE]
   Initial

Marketing Company and Corporation Headquarters. LESSEE will not be allowed to change its type of business without first obtaining the prior written consent of the LESSOR.

9. lMPROVEMENTS: All improvements in or upon the LEASED PREMISES, as of the date of this LEASE ("LEASEHOLD IMPROVEMENTS"), which shall include but not be limited to fixed partitioning, approved window treatments, carpeting, etc. shall be the property of the LESSOR throughout the TERM of this LEASE and shall remain the property of the LESSOR upon termination of this LEASE.

10. LEASEHOLD IMPROVEMENTS: LESSEE acknowledges and agrees that all LEASEHOLD IMPROVEMENTS in the LEASED PREMISES are satisfactory to LESSEE and that LESSOR is not required under this LEASE to make any additional improvements to the LEASED PREMISES except as set forth in the ADDENDUM attached hereto,

11. LESSEE'S RIGHTS AND RESTRICTIONS AS TO BUSINESS SIGNS: LESSEE may, at its own expense, erect or place, of a style, quality and in a manner approved in writing by LESSOR, and based on LESSOR'S building standards, signs concerning LESSEE'S business on the entrance door of the LEASED PREMISES or as otherwise designated or approved by LESSOR. Notwithstanding anything to the contrary herein, the maintenance of all such signs shall be the sole obligation of LESSEE and such signs shall at all times be kept in a good state of repair and appearance and LESSEE shall repair any and all damage that may have been done to the buildings and/or the LEASED PREMISES by the erection, existence, maintenance or removal of such signs. At the end of the LEASE TERM, LESSEE shall remove all of LESSEE'S signs at LESSEE'S sole expense. LESSEE acknowledges and agrees that it is the intent of LESSOR to have uniform LESSEE signs throughout Linton International Plaza. Except as provided above, no sign, notice or other advertisement shall be inscribed, painted, affixed or displayed on any of the windows or on the exterior of any of the doors of the LEASED PREMISES, nor anywhere outside the LEASED PREMISES without the prior written consent of the LESSOR or its agents, which consent may be granted or withheld in LESSOR'S sole discretion. For the purposes of this LEASE, LESSOR agrees, at LESSOR'S expense, to install LESSEE'S business name on the main entrance sign located at the entranceway to the Linton International Plaza off of Linton Boulevard.

12. EVENTS OF DEFAULT/REMEDIES:

      a) The following events shall be deemed to be events of default by LESSEE under this LEASE:

            (i) LESSEE shall fail to pay any rental or any other sums of money due hereunder and such failure shall continue for a period of three (3) days after the date upon which written notice of such failure is sent by LESSOR;

            (ii)  [ILLEGIBLE]
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            (iv)  LESSEE shall fail to promptly move into, take possession of and operate its business on the LEASED PREMISES when the LEASED PREMISED are ready for occupancy or shall cease to do business in or vacate or abandon any substantial portion of the LEASED PREMISES or shall fail to use and occupy the LEASED PREMISES for the uses and purposes set forth in Paragraph 8 of this LEASE without the prior written consent of LESSOR or shall remove from the LEASED PREMISES a major portion of the goods, wares, equipment, or furnishings usually kept on the LEASED PREMISES;

            (v) LESSEE shall become insolvent or unable to pay its debts as they become due, LESSEE files a petition in bankruptcy or for reorganization under the bankruptcy laws or an admission, answer or other responsive pleading, consenting to, or requesting the relief afforded by the bankruptcy laws;

            (vi) LESSEE makes an assignment for the benefit of creditors, within the meaning of the bankruptcy laws or LESSEE consents to the appointment of a receiver or custodian for all or a substantial part of its property;

            (vii) The filing against LESSEE of a petition in bankruptcy or for reorganization under the bankruptcy laws, the adjudication of LESSEE as a bankrupt, the entry of a court order appointing a receiver, custodian or trustee for all or a substantial part of its property without its consent or the assuming of custody or sequestration by a courts of competent jurisdiction of all or substantially all of LESSEE'S property, and within 30 days thereafter such filing is not dismissed, or such court order is not vacated or such assumption or sequestration is not released; or

            (viii) The adjudication of LESSEE as a bankrupt.

      b) Upon the occurrence of any event or events of default, LESSOR shall have the option to pursue any one or more of the following remedies:

            (i) LESSOR shall have the right to cancel and terminate this LEASE and dispossess LESSEE;

            (ii) LESSOR shall have the right without terminating or canceling this LEASE to declare all amounts and due under this LEASE for the remainder of the existing term (and an applicable extension or renewal thereof) to be immediately due and payable, and thereupon all RENTALS and other charges due hereunder to the of the initial terms and any renewal terms, if applicable, shall be accelerated;

            (iii) LESSOR may elect to enter and repossess the LEASED PREMISES and re-let the LEASED PREMISES for LESSEE'S account, holding LESSEE liable in damages for all expenses incurred in any such re-letting and for any difference between the amount of RENTAL received from such re-letting and the RENTAL due and payable under the term of this LEASE; and

            (iv) LESSOR may enter upon the LEASED PREMISES and do whatever LESSEE is obligated to do under this LEASE (and LESSEE agrees to reimburse LESSOR on demand for any expenses which LESSOR may incur in effecting compliance with LESSEE'S obligations under this LEASE and LESSEE further agrees that LESSOR shall not be liable for any damages resulting to the LESSEE from such action). All such remedies of LESSOR shall be cumulative and not exclusive, and in addition, LESSOR may pursue any other remedies that may be permitted by law or in equity. Forbearance by LESSOR to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to [ILLEGIBLE]
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      c)    This Paragraph 12 shall be enforceable to the maximum extent permissible by applicable law, and the unenforceability of any portion hereof shall not thereby render unenforceable any other portion.

      d) LESSOR shall not be in default hereunder unless LESSOR has not begun the cure of any failure of LESSOR to meet its obligations hereunder within 30 days after the receipt by LESSOR of written notice from LESSEE of the alleged failure to perform or thereafter does not pursue the cure thereof with reasonable diligence. in no event shall LESSEE have the right to terminate or rescind this LEASE as a result of LESSOR'S default as to any covenant or agreement contained in this LEASE or as a result of the breach of any promise or inducement hereof, whether in this LEASE or elsewhere. LESSEE hereby waives such remedies of termination and recision end hereby agrees that LESSEE'S remedies for default hereunder and for breach of any promise or inducement by LESSOR shall be limited to a suit for damages and/or injunction.

13. QUIET POSSESSION: Upon payment by LESSEE of the RENTAL and the other sums herein provided for and upon the observance and performance of all terms, provisions, covenants and conditions on LESSEE'S part to be observed or performed, LESSEE shall, subject to all of the terms, provisions, covenants and conditions of this LEASE, peaceably end quietly hold and enjoy the LEASED PREMISES for the TERM of this LEASE.

14. LESSEE ELECTRICAL: LESSEE shall use only standard equipment that operates on the building's standard electrical circuits, but which in no event shall overload the building's standard electric circuits from which the LESSEE obtains electric current or which will, in the opinion of LESSOR, interfere with the reasonable use of the building by LESSOR or the other LESSEE's or which shall create a hazard within the building, the LEASED PREMISES or the other portions of Linton International Plaza. LESSEE shall comply with all applicable governmental mandates regarding temperature control.

15. CHARGES FOR SERVICE: It is understood and agreed by and between the parties hereto that any charges by LESSOR for services to or for work done on the LEASED PREMISES, by order of or on behalf of LESSEE, shall be due and payable to LESSOR upon demand.

16. LATE CHARGE: LESSEE agrees that LESSEE shall promptly pay all RENTAL and any other charge or expense at the times and places stated herein; that LESSEE shall promptly pay all other charges for work performed for or on behalf of LESSEE, and shall promptly pay any other charges that accrue under this LEASE that are due and payable by LESSEE. LESSEE shall be required to pay LESSOR a late charge equal to ten (10%) percent on any RENTAL or other charge or expense that remains unpaid ten (10) days after same is due. Interest shall also accrue at the highest rate permitted by law on all RENTAL and other costs and expenses not paid when due and payable, said interest commencing as of the date same became due and payable.

17. ALTERATIONS AND REPAIRS: LESSEE shall make no alterations additions or improvements in or the LEASED PREMISES without the written consent of LESSOR which consent shall not be unreasonably withheld, and all such alterations, additions and improvements including, but not limited to, additional fixtures, carpeting and wall covering, but specifically excluding office furniture and equipment which shall be readily removable without damage to the LEASED PREMISES, shall be and shall remain a part of the LEASED PREMISES at the expiration of this LEASE.

18. LIENS: LESSEE further covenants and agrees that LESSEE shall timely pay all claims, liens, judgments and/or other encumbrances of contractors, subcontractors, mechanics, laborers, material men, or others, caused or allegedly caused by and LESSEE shall indemnify, defend and hold LESSOR harmless from and against same and from and against all expenses, costs and charges, including but not limited to bond premiums for release of liens and judgments and attorneys' fees and costs, reasonably incurred in discharging the LEASED PREMISES or any part thereof or Linton International Plaza or any part thereof from same. In the event any such claim, lien, judgment or other encumbrance

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shall be made or filed, LESSEE shall bond or discharge same within ten (10) days after the same has been so made or filed. It is understood and agreed between the parties hereto that any expenses, costs or charges above referred that are paid by LESSOR (LESSOR shall have the right but not the obligation to pay any of same) shall due and payable by LESSEE to LESSOR on demand. Notwithstanding anything to the contrary herein, LESSEE shall not have any authority to create any liens, claims, judgments and/or other encumbrances for labor or materials on the LESSOR'S interest in the LEASED PREMISES or any other portion of Linton International Plaza and all persons and other entities contracting with the LESSEE or otherwise providing such labor and material for the destruction and removal of any facilities or other improvements or for the erection, installation, alteration, maintenance or repair of any facilities or other improvements on or about the LEASED PREMISES, and all other material men, contractors, mechanics, laborers and others, are hereby charged with notice that they must look solely and only to the LESSEE'S interest in the LEASED PREMISES to secure the payment for any work done or material furnished at the request or instruction of LESSEE. LESSEE shall notify all persons and other entities providing such labor or materials of the foregoing in accordance with section 713.10, Florida Statutes, as same may be amended from time to time. Such notice shall be in writing and a copy of same shall be provided to LESSOR.

19. PARKING: LESSOR grants to LESSEE the right to use in common with the other LESSEEs entitled to similar use thereof the parking areas for the parking of automobiles of LESSEE'S customers, clients and invitees in the area designated by LESSOR. LESSEE acknowledges and agrees that LESSOR may at any time and from time to time assign specific parking spaces to other LESSEEs and/or others for their parking and/or the parking of their customers, clients, guests, invitees and employees. The location of any such parking spaces shall be at LESSOR'S sole discretion. Number of parking spaces is estimated using four parking spaces per 1,000 rentable square feet on a non-allocated basis.

20. ESTOPPEL CERTIFICATE: LESSEE covenants and agrees that from time to time, upon not less than five (5) days prior request by LESSOR, LESSEE shall deliver to LESSOR a statement, in writing, certifying (a) that this LEASE is unmodified and in full force and effect or, if there have been modifications, that the LEASE, as modified, is in full force and effect and stating the modifications;
(b) the dates to which RENTAL and other expenses and charges have been paid; (c) that LESSOR is not in default under any of the provisions of this LEASE, or if in default, the nature thereof, in detail; and (d) that LESSEE is not in default under any of the provisions of this LEASE, or if in default, the nature thereof, in detail. LESSOR covenants and agrees that from time to time, upon not less than five (5) days prior request by LESSEE, LESSOR shall deliver to LESSEE a statement, in writing, certifying that (a) this LEASE is unmodified and in full force and effect, or, if there have been modifications, that the LEASE, as modified, is in full force and effect and stating the modification; (b) that the dates to which RENTAL and other expenses and charges have been paid; (c) that LESSEE is not in default under any of the provisions of this LEASE, or if in default, the nature thereof, in detail; and (d) that LESSOR is not in default under any of the provisions of this LEASE, or if in default, the nature thereof, in detail.

21. LESSOR'S RIGHTS: At any time, and from time to time, throughout the TERM of this LEASE, LESSOR may, at its option, mortgage, lien, pledge or otherwise encumber LESSOR'S rights and interest in and to this LEASE, the LEASED PREMISES and/or Linton International Plaza or any portion thereof. This LEASE and all of LESSEE'S rights and interests hereunder are and shall at all times be subject to and subordinate to any and all of same provided that, so long as the Lessee is not in default under the Lease, said Mortgagee, lienor, pledgor or other encumberer agrees to provide Lessee quiet enjoyment of the Leased Premises without hindrance, reduction or obstruction to the Lessee or the Lessee's rights under the Lease. The foregoing provisions shall be self-operative, LESSEE covenants and agrees that LESSEE shall, on demand, execute, acknowledge and deliver to LESSOR or LESSOR'S designee, any such instrument as is necessary to verify and accomplish the foregoing subordination provided that, so long as the Lessee is not in default under the Lease, the Mortgagee, Lienor, Pledgor or other encumbrerer agree to provide the Lessee quiet enjoyment of the Leased Premises without hindrance, reduction or obstruction to the Lessee or the Lessee's rights under the Lease. If Lessee shall fail, neglect or refuse to execute, acknowledge and deliver such instrument, Lessor, in addition to all other rights and remedies may, as agent or attorney in fact of Lessee, execute, acknowledge and deliver such

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instrument on Lessee's behalf and Lessee hereby irrevocably nominates, constitutes and appoints Lessor as Lessee's proper and legal agent and attorney in fact for the purpose of executing such instrument subject to the provisions relating to quiet enjoyment. If LESSEE shall fail, neglect or refuse to execute, acknowledge and deliver any such instrument, LESSOR, in addition to all other rights and remedies, may, as agent or attorney-in-fact of LESSEE, execute, acknowledge and deliver same on behalf of LESSEE and LESSEE hereby irrevocably nominates, constitutes and appoints LESSOR as LESSEE'S proper and legal agent and attorney-in-fact for such purposes. Additionally, this LEASE is freely assignable by LESSOR, however, LESSOR shall give LESSEE written notice of any such assignment within ten (10) days of the occurrence of same. If the interests of LESSOR under this LEASE shall be transferred voluntarily or by reason of a foreclosure or other proceedings for enforcement of any mortgage or other security instrument on the LEASED PREMISES or any other portion of Linton International Plaza (including but not limited to a deed in lieu of foreclosure), LESSEE shall be bound to such transferee and any subsequent successor or assignees of such transferee (herein collectively the "PURCHASER"), for the balance of the TERM hereof remaining and any extensions or renewals thereof which may be affected in accordance with the terms and provisions hereof, with the same force and effect as if the PURCHASER were the original LESSOR under this LEASE and LESSEE does hereby agree to attorn to the PURCHASER, as its LESSOR, said attornment to be effective and self-operative without the execution of any further instruments upon the PURCHASER succeeding to the interest of the LESSOR under this LEASE. The respective rights and obligations of LESSEE and the PURCHASER upon such attornment to the then remaining balance of the TERM of this LEASE and any such extensions and renewals, shall be and are the same as those set forth herein. In the event of such transfer of LESSOR'S interest, LESSOR shall be released and relieved from all liability and responsibilities thereafter accruing to LESSEE under this LEASE or otherwise and the PURCHASER by acceptance of such transfer shall become liable and responsible to LESSEE in respect to all obligations of the LESSOR under this LEASE arising from and after the date of such transfer. Notwithstanding that the foregoing provisions are self-operative, LESSEE covenants and agrees that LESSEE shall, on demand, execute, acknowledge and deliver to LESSOR or LESSOR'S designee, any and all instruments necessary to verify and/or accomplish the foregoing provided that, so long as the Lessee is not in default under the Lease, the Mortgagee Purchaser agree to provide the Lessee quiet enjoyment of the Leased Premises with hindrance, reduction or obstruction to the Lessee and the Lessee's rights under the Lease. If Lessee shall fail, neglect or refuse to execute, acknowledge and deliver any such instruments, Lessor, in addition to all other rights and remedies, and as agent or attorney-in-fact of Lessee, execute, acknowledge and deliver same on behalf of Lessee and Lessee hereby irrevocably nominates, constitutes and appoints Lessor as Lessee's proper and legal agent and attorney-in-fact for such purposes subject to the proviso relating to quiet enjoyment

22. ASSIGNMENT BY LESSEE: Without the written consent of LESSOR being first obtained in each case, which consent shall not be unreasonably withheld, LESSEE shall not assign, transfer, mortgage, pledge, or otherwise encumber or dispose of this LEASE or the LEASED PREMISES or any part thereof or permit the LEASED PREMISES or any part thereof to be occupied by any other person or entity other than LESSEE. If this LEASE is assigned, or if the LEASED PREMISES or any part thereof is sublet or occupied by any person or entity other than the LESSEE, the LESSOR may, at its option, collector accept RENTAL and other sums due and payable hereunder from the assignee, subtenant, or occupant and apply the net amount collected or accepted to the RENTAL and other sums due and payable hereunder from LESSEE, but no such collection or acceptance of same from the assignee, subtenant or other occupant shall constitute a waiver of this covenant or the acceptance of the assignee, subtenant, or occupant as LESSEE, nor shall same be construed as, or implied to be, a release of the LESSEE from the further observance and performance by the LESSEE of the terms, provisions, covenants and conditions herein contained.

23. SUCCESSORS AND ASSIGNS/BINDING EFFECT: All terms, provisions, covenants and conditions to be observed and performed by LESSEE shall be applicable to and binding upon LESSEE'S heirs, administrators, executors, successors and assigns, subject, however, the restrictions as to assignment, subletting, etc. by LESSEE as provided herein. All of the terms, provisions and conditions of this LEASE shall be deemed to be covenants running with the land.

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/s/ [ILLEGIBLE]                                        /s/ [ILLEGIBLE]
Lessee Initials                                        Lessor Initials
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24. LESSEE'S INSURANCE:

      a) From and after the date of delivery of the LEASED PREMISES from LESSOR to LESSEE and continuing throughout the TERM of this LEASE, LESSEE shall carry and maintain, at LESSEE'S sole cost and expense, the following types of insurance in the amounts specified and in the form hereinafter provided for:

            (i) Comprehensive General Public Liability Insurance covering the LEASED PREMISES and LESSEE'S use thereof against all claims for bodily injury or death, personal injury and/or property damage occurring upon, in or about the LEASED PREMISES regardless of when such claims may be made. Such insurance shall have a combined single limit of at least $1,000,000.00. The insurance coverage required under this Paragraph 24 shall include coverage for liability hazards as defined in the policy forms and endorsements for premises and operations liability, personal injury liability, broad form property damage liability and contractual liability which shall extend to any liability of LESSEE arising out of the indemnities provided in this LEASE. Upon receipt of written notice from LESSOR, LESSEE shall increase the limits of its comprehensive general public liability insurance to reasonable amounts customary for LESSORs of a commercial project similar to Linton International Plaza.

            (ii) Statutory Worker's Compensation Insurance to comply with the applicable laws of the State of Florida.

            (iii) All Risk Damage Insurance covering LESSEE'S trade fixtures, merchandise and personal property in, on, or about the LEASED PREMISES. Such insurance (a) shall be written on a replacement cost basis in an amount equal to 100% of the replacement cost of the insured property; and (b) shall provide protection against the perils that are covered under standard insurance industry practices within the classification of all risk insurance, including, but not limited to, loss or damage, from fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke, domestic water damage, collapse, sprinkler leakage, vandalism, and malicious mischief.

      b) All policies of insurance provided for in this Paragraph 24 shall be issued in a form acceptable to LESSOR by insurance companies having and maintaining at least an "A PLUS" rating in the most currently available "BEST'S" Insurance Reports and qualified to do business in the State of Florida. Each and every such policy:

            (i) Shall be issued in the names of the LESSEE and LESSOR and any other parties in interest from time to time designated in writing by LESSOR or LESSEE;

            (ii) Shall (or a certificate thereof shall) be delivered, together with a paid receipt therefor, to LESSOR and any such other parties in interest prior to the to LESSEE and thereafter at least thirty (30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by LESSEE in like manner and to like extent, and each certificate shall indicate specifically the form on which the policy is written (occurrence or claims made), the policy deductible and that the insurer has waived any right of subrogation It would otherwise have against LESSOR;

            (iii) Shall contain a provision that any misrepresentation or breach of the policy conditions by one insured shall not invalidate coverage for any other insured;
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            (iv)  Shall contain a provision that the insurer shall give to
                  LESSOR and any other designated parties in interest, at least thirty (30) days notice, in writing, in advance of the insurer's intention to cancel, refuse to renew or otherwise terminate the policy, suspend or terminate any coverage, reduce any policy limits, increase any policy deductibles or otherwise alter any terms or conditions of the policy;

            (v) Shall be written as a primary policy which does not contribute to and is not in excess of coverage which LESSOR may carry, notwithstanding the requirement that LESSOR may be named as an additional insured and regardless of any other insurance that LESSOR may elect to obtain;

            (vi)  Shall not provide for deductibles in excess of $5,000.00.

            (vii) Shall provide that the full amount of any losses sustained shall be payable for LESSOR'S benefit under the terms of this LEASE, notwithstanding any act, omission or negligence of LESSOR or LESSEE which might otherwise result in a forfeiture of insurance coverage.

      c) Any insurance provided for in this Paragraph 24 may be maintained by means of a policy or policies of blanket insurance covering additional items or locations of insured; provided, however, that:

            (i) LESSOR and any other parties in interest from time to time designated by LESSOR to LESSEE shall be named as an additional insured thereunder as their interest may appear;

            (ii) The coverage afforded LESSOR and any such other parties in interest shall not be reduced or diminished by reason of the use of such blanket policy of insurance;

            (iii) Any such policy or policies (except any covering the risks as referred to in this Paragraph 24) shall specify therein (or LESSEE shall furnish LESSOR with a written statement from the insurers under such policy) the amount of the total insurance allocated to the improvements and fixtures more specifically detailed in this Paragraph 24; and

            (iv) The requirements set forth in this Paragraph 24 are otherwise satisfied.

      d) LESSEE agrees to permit LESSOR at all reasonable times to inspect the original policies of insurance with respect to the LEASED PREMISES or to require that possession of same be delivered to LESSOR or LESSOR'S designee.

25. LESSOR'S INSURANCE:

      a) Subject to reimbursement by LESSEE as herein provided, LESSOR shall maintain in effect at all times during the TERM of this LEASE the following types of insurance coverage in the amount specified and in the form hereinafter provided for:

            (i) Comprehensive General Public Liability Coverage covering the common areas of Linton International Plaza ("COMMON AREAS") against claims for bodily injury or death, personal injury and property damage occurring upon, in or about the COMMON AREAS, such insurance to afford protection to the Linton International Plaza, which shall have a combined single limit of at least $1,000,000.00 (One Million Dollars).

            (ii) Property Insurance covering the building of which the LEASED PREMISES constitutes a part, (including exterior walls, downspouts, gutter and roof), and (at LESSOR'S option) excluding all improvements, fixtures and other matters required to be insured by LESSEE pursuant to this LEASE, in an amount not less than ninety (90%) percent of full

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                  replacement cost (exclusive of the cost of excavations,
                  foundations and footings) providing protection against perils that are covered under standard insurance industry practices within the classifications of all risk insurance, including but not limited to loss or damage from fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke, domestic water damage, collapse, sprinkler damage, vandalism, malicious mischief, and such other risks as LESSOR may from time to time determine and with any such deductibles as LESSOR may from time to time determine.

            (iii) Loss of Rental Income Coverage to provide Rental Income in the event of an insured loss to the building, of which the LEASED PREMISES is a part, making the building or a portion thereof, uninhabitable. The existence of any such insurance shall not however relieve LESSEE of his obligation to pay RENTAL hereunder.

      b) Any insurance provided for in this Paragraph 25 may be maintained by means of a policy or policies of blanket insurance, covering additional items, actions or properties, provided, however, that the requirements set forth in this Paragraph 25 are otherwise satisfied. LESSOR may maintain, at its option, from time to time, such other additional insurance coverage as LESSOR may deem appropriate for the LEASED PREMISES and/or Linton International Plaza.

      c) All of LESSOR'S insurance cost for maintaining the insurance coverage required or permitted pursuant to this Paragraph 25 shall be included in the .

      d) Notwithstanding anything to the contrary herein, LESSEE shall be solely responsible for any increase in LESSOR'S insurance premium which are the result of activities of LESSEE, its agents, contractors, employees or invitees.

26. WAIVER OF SUBROGATION: The insurance policies required by this LEASE shall provide for waivers of any right of subrogation that the insurer of such party may acquire against the other party hereto and, at LESSOR'S request, against any other occupant with respect to any such losses which are required to be insured against or which are actually insured against, even if the loss results from a negligent act or omission.

27. INDEMNIFICATION: In consideration of the LEASED PREMISES being leased to LESSEE in accordance with the terms and provisions of this LEASE, LESSEE agrees that LESSEE, at all times (both during and after the TERM hereof), shall indemnify, defend and hold LESSOR and its agents, servants, employees, licensees, visitors' customers, patrons and invitees harmless from and against any and all claims, demands, losses, damages, liabilities and expenses (in which may arise or be claimed against LESSOR or its agents, servants, employees, licensees, visitors, customers, patrons and invitees by any person, corporation or other entity for any injury or damage to that person, corporation or other entity or the property of that person, corporation or other entity, consequent upon or arising out of the use or occupancy of the LEASEHOLD PREMISES, the COMMON AREAS, or any other portion of Linton International Plaza by LESSEE, its agents, servants, employees, licensees, visitors, customers, patrons or invitees, or consequent upon or arising from any acts, omissions, neglect or fault of LESSEE, its agents, servants, employees, licensees, visitors, customers, patrons or invitees, or consequent upon or arising from LESSEE'S or its agents, servants, employees, licensees, visitors, patrons or invitees failure to comply with any and all applicable laws, statutes, ordinances, codes, rules or regulations. LESSOR shall not be liable to LESSEE or LESSEE'S agents, servants, employees, licensees, visitors, patrons or invitees for any claims, demands, losses, damages or injuries to the persons or property of LESSEE or its agents, servants, employees, licensees, visitors, customers, patrons and invitees which may be caused by the acts, neglect, omissions or faults of any person, corporation or other entity, except when same results from the negligence of LESSOR or LESSOR'S agents or employees, and the LESSEE shall indemnify, defend and hold LESSOR harmless from and against any and all claims' demands, damages, liabilities, losses, injuries or damages to the person or property of any such person, corporation or other entity where said injuries or damages arose about or upon the LEASED PREMISES, the COMMON AREAS or the other

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portions of Linton International Plaza, as a result of the willful conduct or negligence of LESSEE, its agents, employees, servants, licensees, visitors, customers, patrons and invitees. Additionally, all personal property placed or moved into the LEASED PREMISES shall be at the risk of LESSEE and the owners thereof, and LESSOR shall not be liable to LESSEE for damages to said personal property. LESSEE shall maintain at all times during the TERM of this LEASE an insurance policy or policies, in an amount or amounts sufficient to indemnify, defend and hold LESSOR harmless in accordance herewith. In case LESSOR or its agents, servants, employees, licensees, visitors, patrons or invitees shall be made a party to any litigation commenced by or against LESSEE or its agents, servants, employees, licensees, visitors, patrons or invitees, then LESSEE shall protect, defend and hold LESSOR harmless from and against same and shall pay all costs and expenses including, but not limited to, reasonable attorneys' fees and costs incurred or paid by LESSOR or its agents, servants, employees, licensees, visitors, patrons or invitees in connection with such litigation. Notwithstanding the foregoing or anything else herein to the contrary, Lessor shall not indemnify Lessee for any claims, demands, losses, damages, liabilities and/or expenses arising out of the Lessor's or its agents, servants, employees, licensees, visitors, customers, patrons and invitees, breach of the Lease terms and/or any litigation arising therefrom.

28. RELEASE BY LESSEE: LESSEE hereby releases LESSOR from any and all liability for any and all loss or damage of any kind or for any injury to or death of any person or any damage to property of LESSEE or any other person from any cause whatsoever (including, without limitation, bursting pipes, water leaks, and smoke) by reason of the construction, use and occupancy or enjoyment of the LEASED PREMISES, the COMMON AREAS or the other portions of Linton International Plaza by LESSEE or any person therein or holding under LESSEE unless same is due to negligent acts of the LESSOR. LESSEE agrees to and hereby does defend, indemnify and hold harmless LESSOR from any and all claims, actions, demands, damages, costs and expenses and liability whatsoever, including reasonable attorneys' fees, on account of any such real or claimed loss or damage or liability and from all liens, claims and demands occurring in or at the LEASED PREMISES, the COMMON AREAS or the other portions of Linton International Plaza or arising out of the construction, use, occupancy or enjoyment of the LEASED PREMISES, the COMMON AREAS or the other portions of Linton International Plaza and occasioned in whole or in part by any act or omission of LESSEE, its agents, contractors, servants, employees or invitees, unless caused by negligent acts of the LESSOR. LESSEE shall not, however, be liable for damage, injury or other liability occasioned by the sole active negligence or willful violations of this LEASE by LESSOR or its agents, contractors, servants or employees, unless such damage, injury or other liability arises from perils against which LESSEE is required by this LEASE to insure against or which perils LESSEE actually carries insurance (even though not required by this LEASE). LESSOR shall in no event be liable to LESSEE or anyone claiming by, under or through LESSEE for any loss or damage or liability resulting from the acts or omissions of other occupants of the Linton International Plaza or by any other third person who was not acting under the direction or control of LESSOR.

29. GOVERNMENTAL REGULATIONS: LESSEE shall faithfully observe in the use and occupancy of the LEASED PREMISES, the COMMON AREAS and the other portions of Linton International Plaza, all municipal and county ordinances and all applicable state, local and federal statutes, laws, rules and regulations and all other applicable governmental and quasi-governmental rules regulations and requirements now in force or which may hereafter be in force.

30. FIRE OR CASUALTY: In the event the building containing the LEASED PREMISES shall be destroyed, or so damaged, or injured by fire or other casualty during the TERM of this LEASE, whereby the same shall be rendered untenantable, the LESSOR shall have the right to render such building tenantable, by repairs, within one hundred eighty (180) days therefrom. If same is not rendered tenantable within said period of time, it shall be optional with either party hereto to cancel this LEASE, and in the event of such cancellation, the RENTAL and other sums due and payable shall be paid only to the date of such fire or casualty. Said cancellation shall be in writing addressed to the other party as herein provided. During any time that the LEASED PREMISES are untenantable due to causes set forth in this Paragraph 30, the RENTAL and other sums due and payable or a just and fair proportion thereof, shall be abated.

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31. EMINENT DOMAIN: If any part of the LEASED PREMISES shall be taken by condemnation or eminent domain, the LESSEE may elect to continue this LEASE, and the RENTAL and other sums due and payable shall be reduced in proportion to the area of the LEASED PREMISES taken by such condemnation or eminent domain. All sums awarded or agreed upon between LESSOR and the condemning authority for the taking of the interest of LESSOR, whether as damages or as compensation, and whether for partial or total condemnation, shall be the sole property of the LESSOR. If this LEASE should be terminated under any provision of this Paragraph 31, RENTAL and other sums due and payable shall be payable up to the date that possession is taken by the taxing authority, and LESSOR will refund to LESSEE any prepaid unaccrued RENTAL and prepaid unaccrued additional sums due and payable less any sum or amount then owed by LESSEE to LESSOR in accordance with the terms and conditions hereof. All sums awarded or agreed upon between Lessor and the condemning authority for the taking of the interest of Lessee, whether as damages or compensation, and whether as partial or total condemnation, shall be the sole property of the Lessee.

32. RIGHT OF ENTRY: LESSOR, or any of its agents or employees, shall have the right (but not the obligation) to enter the LEASED PREMISES during all reasonable hours, to examine same and/or to make such repairs, additions or alterations as LESSOR may deem necessary for the safety, comfort or preservation thereof, or of said building, or to exhibit said LEASED PREMISES at any time within one hundred eighty (180) days prior to the expiration date of this LEASE. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations or additions which do not conform to this LEASE.

33. NOTICES: Any notice provided for in this LEASE shall be sent by US mail, certified, return receipt requested, or by hand delivery, addressed to LESSOR or LESSEE as follows:

As to LESSOR:  Austin Delray Realty, L.L.C.
               39 Avenue C                                 INITIAL
               P.O. Box 8                              /s/ [ILLEGIBLE]
               Bayonne, New Jersey 07002

As to LESSEE:  Kenneth Wulwick, As President and/or   Kenwick Industries, Inc.
               8781 Southwest 8th Street              660 Linton Boulevard, #202
               Plantation, Florida 33324              Delray Beach, Florida

Either party, from time to time, by such notice, may specify another address to which subsequent notices shall be sent. For the purposes of this LEASE, any such notice, if sent by US mail, certified, return receipt requested, and if properly addressed and with proper postage affixed, shall be deemed received on the date of the mailing. Any such notice delivered by hand shall be deemed received on the date of delivery or attempted delivery, if such delivery is refused. Additionally, notices from LESSOR to LESSEE shall be deemed delivered and received if posted in a conspicuous place on the LEASED PREMISES.

34. RULES AND REGULATIONS: LESSEE covenants and agrees to abide by all rules and regulations ("RULES AND REGULATIONS") LESSOR may adopt from time to time for operation of the LEASED PREMISES and the other portions of Linton International Plaza which RULES AND REGULATIONS shall include but shall not be limited to rules and regulations concerning parking facilities, other occupants of the Linton International Plaza, and the COMMON AREAS of the Linton International Plaza. The present RULES AND REGULATIONS with which LESSEE hereby covenants and agrees to comply are attached hereto as Exhibit "A" and are incorporated into this LEASE by referral. Any future RULES AND REGULATIONS shall become a part of this LEASE and LESSEE hereby agrees to comply with the same upon delivery of a copy thereof to LESSEE providing same do not deprive LESSEE of its substantial rights established under this LEASE.

35. HAZARDOUS AND/OR INDUSTRIAL MATERIALS: LESSEE agrees that no hazardous materials, hazardous waste or other hazardous substances shall be placed, stored or maintained in or upon the LEASED PREMISES, the COMMON AREAS or any other portion of Linton International Plaza without the prior written consent of LESSOR, which consent may be held at LESSOR'S sole discretion. LESSEE agrees that it will not discharge any

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permitted hazardous materials, hazardous waste or any other hazardous substances into or upon the land, water or air of Linton International Plaza or the LEASED PREMISES without the prior written consent of LESSOR, which consent may be withheld at LESSOR'S sole discretion. Any and all permitted hazardous materials, waste and other substances shall be stored and managed in a manner that will prevent their release into the environment during use, fire, spillage or other accidental occurrence. Permitted hazardous materials, waste and other substances shall be transported to and from the Linton International Plaza and the LEASED PREMISES in a manner consistent with the directives of local, state and federal regulatory authorities. LESSEE further agrees that it will not discharge any industrial waste water, hazardous material, hazardous waste or any other hazardous substance regulated by local, state or federal authorities into any sewer system servicing the LEASED PREMISES or Linton International Plaza.

36. RADON GAS: Radon is a naturally occurring gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it. Levels of Radon that exceed Federal and State Guidelines have been found in buildings in the State of Florida. Additional information regarding Radon and Radon testing may be obtained from your County Public Health Department.

37. SURRENDER OF PREMISES: LESSEE agrees to surrender to LESSOR at the end of the TERM of this LEASE and/or upon any cancellation of this LEASE the LEASED PREMISES in as good a condition as said LEASED PREMISES were at the beginning of the TERM of this LEASE, ordinary wear and tear excepted. LESSEE agrees that if LESSEE does not surrender said LEASED PREMISES to LESSOR at the end of the TERM of this LEASE or upon such cancellation, then and upon the occurrence of such event, LESSEE shall be required to pay to LESSOR two (2) times the monthly RENTAL paid in the final month of LESSEE'S term hereunder for each and every month that LESSEE holds over, unless said holdover is agreed to by LESSOR, which agreement must be evidenced in writing. Additionally, LESSEE shall pay any and all damages (including but not limited to attorneys fees and costs) that LESSOR may suffer on account of LESSEE'S failure to so surrender to LESSOR possession of said LEASED PREMISES and LESSEE shall indemnify and save LESSOR harmless from and against all claims made by any succeeding LESSEE of said LEASED PREMISES or any portion thereof against LESSOR on account of any delay of LESSOR in delivering possession of said LEASED PREMISES or any portion thereof to said succeeding LESSEE so far as such delay is occasioned by failure of LESSEE to or surrender said LEASED PREMISES in accordance herewith. No receipt of money by LESSOR from LESSEE after termination of this LEASE or the service of any notice of commencement of any suit or any final judgment for possession shall reinstate, continue or extend the TERM of this LEASE or affect any such notice, demand, suit or judgment. No act or thing done by LESSOR or its agents during the TERM hereby granted shall be deemed an acceptance or surrender of the LEASED PREMISES and no agreement to accept a surrender of the LEASED PREMISES shall be valid, unless it be made in writing by LESSOR.

38. WAIVER OF TRIAL BY JURY AND VENUE: It is mutually agreed by and between LESSOR and LESSEE that the respective parties hereto shall and they hereby do waive and relinquish their right to trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter arising about, of or in any way connected with this LEASE, the relationship of LESSOR and LESSEE and/or LESSEE'S use of or occupancy of the LEASED PREMISES, the COMMON AREAS or any other portion of Linton International Plaza including, but not limited to, issues of fact. The venue of any such action shall be in Palm Beech County, Florida. LESSEE further covenants and agrees that it shall not interpose any counterclaim in a summary proceeding or in any other action based upon nonpayment of RENTAL, other sums due and payable or any other payment required of LESSEE hereunder.

39. ATTORNEY'S FEES: In the event it should become necessary for either party hereto to enforce any of its rights hereunder, the prevailing party shall be entitled to recover reasonable attorney's fees, together with all costs incurred, in all trial court, appellate court, and post-judgment proceedings.

40. OPERATING EXPENSES: Intentionally Omitted

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41. TAXES AND INSURANCE: For the purposes of this LEASE, the following words and terms shall have the following meaning:

      a) "Real Estate Taxes" shall mean all the real estate taxes and assessments, general, special or otherwise, (including but not limited to personal property and tangible/intangible property taxes) levied, assessed or imposed by any federal, state or local governments or any quasi-governmental agency or any utility company against or upon Linton International Plaza and/or the LEASED PREMISES. If due to a future change in the method of taxation, any franchise, income, profit or other tax or assessment shall be levied against LESSOR in substitution for or in lieu of any of the foregoing, which would otherwise constitute a Real Estate Tax, such franchise, income, profit and/or other tax or assessment shall be deemed to be a Real Estate Tax for the purposes hereof.

      b) "Insurance" shall mean all insurance policies of every nature maintained by LESSOR on Linton International Plaza and/or the LEASED PREMISES.

42. CHANGES TO LINTON INTERNATIONAL PLAZA: LESSOR shall have the right at any time and from time to time to make or permit changes to Linton International Plaza or any part thereof, including, without limitation, additions to, removal from, rearrangements of, alterations of, modifications of or supplements to the building areas, walkways, parking areas, driveways or other COMMON AREAS, to construct, or permit to be constructed, other buildings or improvements on Linton International Plaza, or to make alterations thereof or additions thereto, and or to build additional stories on any buildings. LESSOR shall also have the right to change the name of Linton International Plaza.

43. OTHER BUSINESSES: LESSEE acknowledges that, during the TERM of this LEASE, LESSEE shall not operate, directly or indirectly, another business within two
(2) miles of Linton International Plaza, which business offers the same or similar type of services as are intended and/or required to be offered on the LEASED PREMISES, or operated under the same name as the LEASED PREMISES.

44. COMPLIANCE WITH LAWS: During the term of this LEASE, LESSEE shall comply promptly, at LESSEE'S sole cost and expense, with all laws, ordinances, rules and regulations of all federal, state, county and municipal governments now in force or that may be enacted hereafter, and with all directions, rules and regulations of the fire marshal, health officer, building inspector and other officers of governmental and quasi-governmental agencies having jurisdiction over the LEASED PREMISES, and with all standards established from time to time by each insurance underwriter, inspection bureau and similar agency, which are applicable to LESSEE'S use and occupancy of the LEASED PREMISES. Subject to the provisions of this LEASE, LESSEE shall make, at LESSEE'S sole cost and expense, all repairs and alterations to the LEASED PREMISES which are or hereafter may be required in order to comply with the foregoing.

45. RELEASE: LESSEE hereby releases LESSOR from any and all liability for any loss or damage should LESSEE'S use and occupancy of the LEASED PREMISES for the purposes set forth in this LEASE, be prohibited or impaired by reason of any zoning or other ordinances, or any other law, rule or regulation of any federal, state, county or municipal governments or by reason of any act of any such governmental or other public authority.

46. Upon execution of this lease, LESSEE will deliver to LESSOR the required SECURITY DEPOSIT, FIRST AND LAST MONTHS RENT, PLUS SALES TAX in the combined amount of $2,819.61 at lease signing, along with a certificate of insurance in the amount described above, naming LESSOR as additionally insured.

47. LESSEE AGREES that all FIXTURES, TRADE FIXTURES, FURNITURE AND ALL OTHER POSESSIONS present within the leasehold space prior to and at the time LESSEE begins occupying said premises, are the possessions of the Landlord. LESSEE will deliver a list of any and all trade fixtures to be installed by LESSEE prior to their installation. LESSEE shall insure that all fixtures will be maintained and repaired as necessary and be kept in a good state of repair at all times throughout the term of this Lease. Upon termination of said

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Lease, all equipment and fixtures will be returned to the LESSOR in the same condition as at the start of this Lease, taking normal wear and tear into account.

48. RECORDATION: LESSEE agrees that neither this LEASE, nor any Memorandum or other reference to this LEASE shall be recorded in any public records, unless such recording is first approved in writing by LESSOR, and any such recordation by LESSEE without such approval by LESSOR shall constitute a default hereunder.

49. NO PARTNERSHIP: Nothing contained in this LEASE shall be deemed or construed by the parties or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association between LESSOR and LESSEE, and neither the method of computation of RENTAL and/or other sums due and payable nor any other provision contained in this LEASE nor any acts of the parties hereto, shall be deemed to create any relationship between LESSOR and LESSEE other than the relationship of LESSOR and LESSEE.

50. NO WAIVER: No waiver of any default hereunder shall be implied form any omission by either party to take any action on account of such default. The acceptance by LESSOR of RENTAL, other sums due and payable or other payments with knowledge of the breach of any of the covenants, terms and conditions of this LEASE by LESSEE shall not be deemed a waiver of any such breach. One or more waivers of any breach of any covenant, term or condition of this LEASE shall not be construed as a waiver of any subsequent breach of the same or any other covenant, term or condition. The consent or approval by LESSOR to or of any act by LESSEE requiring LESSOR'S consent or approval shall not be deemed to waive or render unnecessary LESSOR'S consent or approval to any subsequent similar acts by LESSEE. To be effective, any waiver hereunder must be express, in writing and approved by the parties hereto.

51. LESSOR'S DUTIES: LESSOR'S agreement to operate and maintain the COMMON AREAS as set forth in this LEASE, shall not make LESSOR liable for any damage to or loss of property, including but not limited to, motor vehicles of LESSEE, its employees, agents, customers or invitees, unless caused by the sole active negligence of LESSOR and not otherwise covered by LESSEE'S insurance. If LESSOR provides security and/or includes the costs of security services or devices in other sums due and payable, such acts by LESSOR shall not make LESSOR liable for any injury or loss to LESSEE, its employees, agents, customers or invitees; and LESSEE, on behalf of itself, its agents, employees, customers and invitees, waives any claims against LESSOR, whether known or unknown, based upon the providing of security or performance of security guards. LESSOR shall have the right to make such changes to the COMMON AREAS as LESSOR deems appropriate and in the best interest of the Linton International Plaza, including but not limited to, installation, removal and relocation of seats, trees, planters and other amenities.

52. BROKERS: Each party represents to the other party that it has not dealt with any real estate or broker other than DWV Investments, Inc., whose commission is to be paid by Austin Delray Realty, L.L.C. LESSOR and LESSEE each agree to hold the other harmless from and against any and all liability incurred by the other party including, but not limited to, all costs and attorneys' fees incurred by the other party, if the foregoing is not true.

53. TIME: It is understood and agreed between the parties hereto that time is of the essence of all the terms, provisions, covenants and conditions of this Lease.

54. CONSTRUCTION: This LEASE shall be construed in accordance with the laws of the State of Florida, with venue arising in Palm Beach County, Florida only. This LEASE shall not be construed more strictly against one party than against the other merely by virtue of the fact it may have been prepared by counsel for one of the parties, it being recognized that all parties have contributed substantially and materially to the preparation of this LEASE.

55. LEASE VALIDITY: The submission of this LEASE for examination and/or execution by LESEE does not constitute a reservation of or option for the LEASED PREMISES for the benefit of LESSEE nor does it constitute an offer on the part of LESSOR and this LEASE shall

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Austin Delray Realty, LLC Lease Kenwick Industries, Inc.
--------------------------------------------------------------------------------
have no force or validity whatsoever unless and until duly executed by LESSOR and delivered to LESSEE.

56. AMENDMENTS, ETC.: This LEASE may not be amended, modified, or terminated (except in the event of default by LESSEE) except by written instrument signed by both LESSOR and LESSEE.

57. LANDLORD MORTGAGES: This LEASE is subject to and subordinate to all Mortgages and any renewal, modification, consolidation, replacement and extension of any mortgage at any time affecting the LEASED PREMISES, and any Assignments of Rents and Leases executed in connection therewith provided that all mortgagees agree to permit Lessee its quiet enjoyment of the Leased Premises and its continued operation under the terms of the Lease if Lessee is not in default of the Lease. Further, no action to protect the interest of any Mortgagee owning any Mortgage on the LEASED PREMISES, whether by foreclosure or otherwise, shall result in the cancellation or termination of this LEASE or the obligation of the LESSEE under this LEASE, and if no election is made to cancel and terminate the LEASE, then the LESSEE shall attorn to the holder of the Mortgage as the case may be.

58. OPTION-TO-EXTEND: Provided this LEASE is in good standing and LESSEE is not adjudged to be in default of the terms and conditions of this LEASE, LESSOR hereby grants to LESSEE, the option-to-extend the term of this LEASE for TWO (2) 2-YEAR options. LESSEE shall exercise its option-to-extend the term of this LEASE by notifying LESSOR, in writing, on or before ninety (90) days prior to the termination date of this LEASE. Failure of LESSEE to notify LESSOR, in writing, shall be construed as LESSEE'S waiver of its rights under this Paragraph 56. The rental rate for the option year(s) will be increased by 3% or the CPI in the year renewing the lease, whichever is higher, per square foot plus applicable sales tax.

                                                                      INITIAL
                                                                  /s/ [ILEGIBLE]

59. TERMINATION: It shall be a condition precedent to the effectiveness and enforceability of this Lease, the Guaranty Agreement, and/or obligation arising from the Lease, that the furnishings, fixtures, equipment and interior finishes presently located in the Leased Premises, remain as part of the Leased Premises. The parties acknowledge and agree said furnishings, fixtures, equipment and interior finishes are currently in the possession of a Trustee in bankruptcy and are to be sold by public auction by the Trustee in Bankruptcy. If LESSOR is successful in purchasing all of the furnishings, fixtures, equipment and interior finishes from the bankruptcy Trustee, the Lease and obligations arising therefrom shall become operative in accordance with its terms. If LESSOR is unsuccessful in purchasing all of the furnishings, fixtures, equipment and interior finishes from the bankruptcy Trustee, the Lease and all obligations arising therefrom shall be ineffective and unenforceable as if the Lease never cam into being.

60. PERSONAL GUARANTY: No personal guaranty.

      IN WITNESS WHEREOF, LESSOR AND LESSEE, AGREED AND ACCEPTED:

WITNESSES:                                  LESSEE: Kenwick Industries, Inc.


/s/ [ILLEGIBLE]                             By: /s/ [ILLEGIBLE]
-----------------------------                   ----------------------------
                                                Kenneth Wulwick as President


/s/ [ILLEGIBLE]                             Date: 7 JAN 2000
-----------------------------                    ---------------------------

WITNESSES:                                  LESSEE: AUSTIN DELRAY REALTY, L.L.C

/s/ [ILLEGIBLE]                             By: /s/ [ILLEGIBLE]
-----------------------------                   ----------------------------


                                            Date: 1/17/2000
-----------------------------                    ---------------------------

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Austin Delray Realty, LLC Lease Kenwick Industries, Inc.
--------------------------------------------------------------------------------
                                   EXHIBIT "A"

                           LINTON INTERNATIONAL PLAZA

                              DELRAY BEACH, FLORIDA

                              RULES AND REGULATIONS

      The following RULES AND REGULATIONS together with all modifications and amendments thereto are considered to be a material part of the LEASE:

1. No sign, fixtures, advertisements or notice shall be displayed, inscribed, painted and affixed by any LESSEE on any part of the outside or inside of Linton International Plaza or on or about the Leased Premises of any LESSEE, without written consent of the LESSOR, and then only in such color, size, style, and material as shall be first specified by LESSOR. No showcase shall be placed in front of or in the lobbies or corridors of Linton International Plaza, and LESSOR reserves the right to remove all showcases so pieced and all signs other than those above provided for, without notice, and at the expense of the LESSEE responsible for the same.

2. The sidewalks, entrances, passages, elevators and staircases shall not be obstructed or used for any other purpose than ingress and egress.

3. LESSEE identification on entrance doors will be by a standard signage as specified by LESSOR and paid for by LESSEE. No LESSEE shall install or cause to be installed without LESSOR's consent any shades or blinds or drapes and their color, materials, shop, style and size shall be designated by LESSOR. No awning or screen shall be installed by LESSEE, without the written consent of the LESSOR. All draperies hung or installed by LESSEE shall be installed with a back lining, the window side face of which shall be a color approved by LESSOR.

4. No additions to nor alterations of any part of Linton International Plaza shall be made by any LESSEE, without the written consent of the LESSOR, and any such additions or alterations shall be performed by the LESSOR, at the cost of the LESSEE, if so approved.

5. LESSEE shall keep all glass, locks, trim and other property of the LESSOR, in good working order and in good repair, and if any of same are broken by LESSEE, such breaks shall be repaired at the LESSEE's expense.

6. If a LESSEE desires telegraphic or telephonic connections, the LESSOR will direct the electricians and/or technicians as to where the wires are to be introduced, and without such direction, no wiring or cutting for wires will be permitted.

7. The LESSOR retains the power to prescribe the weight and proper position of safes or any heavy equipment to be brought into the Leased Premises. LESSEE shall be responsible for any and all damage to the walls, floors or other parts of Linton International Plaza, or Common Areas caused by or connected with any moving or caused by any safe, furniture, boxes and/or bulky/heavy articles of LESSEE in Linton International Plaza.

8. LESSEE shall instruct its agents, employees and invitees not to use the hallways, corridors or stairwells for loitering, lounging or gathering. Common Area restrooms are for the convenience and use of the LESSEEs of Linton International Plaza and for no other use.

9. The water closets and other apparatus shall not be used for any purpose other than that for which they are constructed, and no sweeping, rubbish, rags or other substances shall be thrown therein. Any damage resulting to them from such use shall be borne by the LESSEE who shall cause same.

10. Nothing shall be thrown by the LESSEE, its agents, employees or invitees, out of the windows, doors or passageways of Linton International Plaza.

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

Austin Delray Realty, LLC Lease Kenwick Industries, Inc.
--------------------------------------------------------------------------------
11. LESSEE, its agents, employees and invitees are not to injure or deface any portion of Linton International Plaza nor the woodwork, walls, Common Areas, nor to carry upon Linton International Plaza, obnoxious, noisy or offensive business or conduct, nor create a nuisance, nor conduct any auction thereon or therein.

12. No room or rooms shall be occupied or used by any LESSEE as sleeping or lodging apartments upon the Leased Premises, or Linton International Plaza.

13. Water shall not be wasted by tieing or wedging back faucets or otherwise.

14. LESSEE must not leave their windows and doors open when leaving the Leased Premises at the close of business and shall close windows and lock doors and in the event of any default of LESSEE of this provision, LESSEE shall be responsible for any injury or damage sustained by other LESSEEs of Linton International Plaza and by the LESSOR, which injury or damage resulted from LESSEE's default or carelessness.

15. No bicycles or animals shall be allowed in any part of Linton International Plaza without the written consent of LESSOR.

16. No LESSEE shall accumulate or store any materials in the Leased Premises, or in or on Linton International Plaza of which the Leased Premises is a part, which would create a fire hazard.

17. LESSOR retains the right to modify or amend these RULES AND REGULATIONS or to waive these RULES AND REGULATIONS as to any LESSEE, at its sole discretion.

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

                                   Addendum I

Re: Page 2 Para 7

      The Lessor will supply utilities including electricity, water/sewer and janitorial services twice weekly at no charge to LESSEE

/s/ [ILLEGIBLE]                                           /s/ [ILLEGIBLE]

                                             /s/ [ILLEGIBLE]